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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported):  April 30, 2003

MAGNETEK, INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE (State Or Other Jurisdiction Of Incorporation)	1-10233 (Commission File Number)	95-3917584 (IRS Employer Identification No.)
10900 WILSHIRE BOULEVARD SUITE 850 LOS ANGELES, CALIFORNIA 90024 (Address Of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (310) 208-1980

Item 5. Other Events and Required FD Disclosure.

        On April 30, 2003, the Magnetek, Inc. Board of Directors adopted a stockholder rights plan. Pursuant to General Instruction F of Form 8-K, the information contained in the documents attached as exhibits to this Current Report on Form 8-K is incorporated by reference in this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  c.
  Exhibits

        Attached hereto as exhibits and incorporated herein by reference are the following: (1) a form of Rights Agreement dated as of April 30, 2003 by and between the Company and The Bank of New York, as Rights Agent, which includes as Exhibit A thereto the form of Rights Certificate; and (2) a Press Release dated April 30, 2003.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2003
	By	/s/ DAVID REILAND David Reiland Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	A form of Rights Agreement dated as of April 30, 2003 by and between the Company and The Bank of New York, as Rights Agent, which includes as Exhibit A thereto the form of Rights Certificate.
99.1	A Press Release dated April 30, 2003.

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FORM 8-K
  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX